STATE STREET INSTITUTIONAL FUNDS

(the “Trust”)

STATE STREET INSTITUTIONAL SMALL-CAP EQUITY FUND

(the “Fund”)

Investment Class (SIVIX) Service Class (SSQSX)

SUPPLEMENT DATED DECEMBER 22, 2021 TO THE PROSPECTUS, SUMMARY

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) EACH DATED

JANUARY 31, 2021 AS MAY BE SUPPLEMENTED FROM TIME TO TIME

The Fund’s investment adviser, SSGA Funds Management, Inc. (“SSGA FM”) has agreed, effective as of January 1, 2022, (i) to waive up to the full amount of the advisory fee payable by the Fund, and/or (ii) to reimburse the Fund for expenses to the extent that Total Annual Fund Operating Expenses (exclusive of non-recurring account fees, extraordinary expenses, and certain class-specific expenses, such as distribution and shareholder servicing) exceed 0.75% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated prior to January 31, 2023 except with approval of the Fund’s Board of Trustees.

Accordingly, effective as of January 1, 2022, the Prospectus and SAI are revised as follows:

1.

The sub-sections within the Fund Summary entitled “Annual Fund Operating Expenses” and “Expenses” on page 14 of the Prospectus are each deleted in their entirety and replaced in each instance with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investment Class	Service Class
Management Fees[1]	0.88%	0.88%
Distribution and Shareholder Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.89%	1.14%

Less Fee Waivers and/or Expense Reimbursements[2]	(0.14)%	(0.14)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.75%	1.00%

[1]

The Fund’s management fee is a “unitary” fee that includes most operating expenses payable by the Fund. The rate is subject to breakpoints and differs depending on the average daily net assets of the Fund. Accordingly, actual management fee rate may be higher or lower than shown above.

[2]

The Fund’s investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until January 31, 2023 (i) to waive up to the full amount of the advisory fee payable by the Fund, and/or (ii) to reimburse the Fund for expenses to the extent that Total Annual Fund Operating Expenses (exclusive of non-recurring account fees, extraordinary expenses, and certain class specific expenses, such as distribution and shareholder servicing) exceed 0.75% of average daily net assets on an annual basis. This fee waiver and/or expense reimbursement arrangement may not be terminated prior to January 31, 2023, except with approval of the State Street Institutional Funds’ Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example takes into account the effect of the Fund’s contractual fee waiver and/or reimbursement through January 31, 2023. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investment Class	$77	$270	$479	$1,083
Service Class	$102	$348	$614	$1,374

2.	The following paragraph is added under the heading “Total Annual Fund Operating Expense Waiver” on page 53 of the Prospectus:

SSGA FM, as the investment adviser to State Street Institutional Small-Cap Equity Fund, is contractually obligated, through January 31, 2023, (i) to waive up to the full amount of the advisory fee payable by the Fund, and/or (ii) to reimburse the Fund to the extent that Total Annual Fund Operating Expenses (exclusive of non-recurring account fees, extraordinary expenses, and certain class specific expenses, such as distribution and shareholder servicing) exceed 0.75% of average daily net assets on an annual basis. This fee waiver and/or expense reimbursement arrangement may not be terminated prior to January 31, 2023 except with approval of the Board.

3.	The table of management fees and corresponding footnotes on page 47 of the SAI are replaced in their entirety with the following:

Name of Fund	Average Daily Net Assets of Fund		Annual Rate Percentage (%)*
International Equity Fund**	First $	25 million	0.75%
	Next $	50 million	0.65%
	Over $	75 million	0.55%
Small-Cap Equity Fund***	First $	250 million	0.95%
	Next $	250 million	0.90%
	Over $	500 million	0.85%
U.S. Equity Fund; Premier Growth Equity Fund	First $	25 million	0.55%
	Next $	25 million	0.45%
	Over $	50 million	0.35%
Active Core Bond Fund****	First $	25 million	0.35%
	Next $	25 million	0.30%
	Next $	50 million	0.25%
	Over $	100 million	0.20%

*	From time to time, SSGA FM may waive or reimburse the Management Fee paid by a Fund.
**

SSGA FM is contractually obligated until January 31, 2022 (i) to waive up to the full amount of the advisory fee payable by the International Equity Fund, and/or (ii) to reimburse the International Equity Fund for expenses to the extent that Total Annual Fund Operating Expenses (exclusive of non-recurring account fees, extraordinary expenses, and certain class specific expenses, such as distribution and shareholder servicing) exceed 0.55% of average daily net assets on an annual basis. This fee waiver and/or expense reimbursement arrangement may not be terminated prior to January 31, 2022 except with approval of the Board.

***

SSGA FM is contractually obligated until January 31, 2023 (i) to waive up to the full amount of the advisory fee payable by the Small-Cap Equity Fund, and/or (ii) to reimburse the Small-Cap Equity Fund for expenses to the extent that Total Annual Fund Operating Expenses (exclusive of non-recurring account fees, extraordinary expenses, and certain class specific expenses, such as distribution and shareholder servicing) exceed 0.75% of average daily net assets on an annual basis. This fee waiver and/or expense reimbursement arrangement may not be terminated prior to January 31, 2023, except with approval of the State Street Institutional Funds’ Board of Trustees.

****

SSGA FM is contractually obligated until January 31, 2022 to waive its management fee and/or reimburse certain expenses for the Active Core Bond Fund, in an amount equal to any acquired fund fees and expenses (“AFFEs”), excluding AFFEs derived from the Active Core Bond Fund’s holdings in acquired funds for cash management purposes, if any. This fee waiver and/or expense reimbursement arrangement may not be terminated prior to January 31, 2022 except with approval of the Board.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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